UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     July 29, 2008

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

200 Clarendon Street, Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                            Entry into a Material Definitive Agreement.

On July 29, 2008, we and our landlord, 100 & 200 Clarendon LLC, entered into an amendment of our lease for 91,424 square feet of office space at the John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts.  The amendment extends the term of the lease for five years and seven months commencing on September 1, 2009 and expiring on March 31, 2015.  The amendment provides us two five-year options to renew the term of the lease.  We also lease an additional 21,588 square feet of contiguous office space at 200 Clarendon Street in Boston which also expires on March 31, 2015, and we lease 9,200 square feet of office space in Cambridge, Massachusetts which expires on July 31, 2009, by which time the Cambridge office will be consolidated with the office at 200 Clarendon Street in Boston.  Our current combined annualized rent expense for all of our Massachusetts office space is approximately $3,748,000.  After signing the lease extension and the consolidation of the Cambridge office, our annualized rent expense will be approximately $5,393,000.   The increase in annualized rent expense is due principally to the increase in the market cost per square foot to rent office space since we entered into the current lease at 200 Clarendon Street in Boston.  The amendment also provides for us to pay on a monthly basis certain operating expenses and real estate taxes during the lease term.  A copy of the Eighteenth Amendment to Lease dated as of July 29, 2008 by and between 100 & 200 Clarendon LLC and us is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

We are also filing as Exhibit 10.1 to this Current Report on Form 8-K a copy of the Seventeenth Amendment to Lease dated as of February 6, 2008 by and between 100 & 200 Clarendon LLC and us, which is incorporated herein by reference.  The Seventeenth Amendment provides that approximately 9,100 square feet of space that we were subleasing at 200 Clarendon Street, Boston has a lease term that is co-terminus with the rest of our leased space at that location.

The foregoing summary of the lease amendments is not a complete description of all of the terms and conditions of the amendments and is qualified in its entirety by reference to the complete amendments, which are attached as Exhibits to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Number	Title

10.1	Seventeenth Amendment to Lease dated as of February 6, 2008 by and between 100 & 200 Clarendon LLC and CRA International, Inc.

10.2	Eighteenth Amendment to Lease dated as of July 29, 2008 by and between 100 & 200 Clarendon LLC and CRA International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: August 4, 2008	By:	/s/ Wayne D. Mackie
Wayne D. Mackie
Executive Vice President, Treasurer, and
Chief Financial Officer

Exhibit Index

Number	Title

10.1	Seventeenth Amendment to Lease dated as of February 6, 2008 by and between 100 & 200 Clarendon LLC and CRA International, Inc.

10.2	Eighteenth Amendment to Lease dated as of July 29, 2008 by and between 100 & 200 Clarendon LLC and CRA International, Inc.